UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

LANDS’ END, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 26, 2026, Lands’ End, Inc. (the “Company”) and WH Topco, L.P. (d/b/a WHP Global) (“WHP Topco”) issued a joint press release announcing their entry into a definitive agreement (the “Purchase Agreement”) pursuant to and subject to the terms and conditions of which, the Company and Lands’ End Direct Merchants, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“LEDM” and, together with the Company, the “Sellers”) will contribute all of their respective intellectual property and related assets associated with the “Lands’ End” brand, including all of the license agreements entered into in connection with Lands’ End’s licensing business, to a newly formed wholly owned subsidiary (“IPCo”) and will then sell a 50% controlling equity interest in IPCo to a wholly owned subsidiary of WH Topco for an aggregate purchase price of $300 million in cash (the “Membership Interests Purchase”). The Company intends to use the proceeds from the Membership Interests Purchase to, among other things, repay the Company’s outstanding term loan.

In addition, pursuant to the Purchase Agreement, LEWHP LLC, a Delaware limited liability company and wholly owned indirect subsidiary of WHP Topco (“WHP”), will commence a tender offer for up to approximately $100 million of the Company’s shares of common stock at a price of $45.00 per share. The tender offer will be subject to proration should it be oversubscribed. As a result of the tender offer, WHP is expected to own up to approximately 7% of the Company’s outstanding shares of common stock. In connection with the Membership Interests Purchase, a wholly-owned subsidiary of the Company will enter into a long-term agreement with IPCo, pursuant to which such subsidiary will be granted a royalty-bearing (including minimum royalties) license under the contributed intellectual property to continue to operate the Company’s existing business. The minimum royalties will be $50,000,000 per year (calculated pro rata based on an amount of $50,000,000 for a twelve (12) month period for the first contract year) through the end of the contract year 11, will increase one percent per year for contract years 12-21, and will be $55,231,106 for each contract year thereafter. The license is exclusive with respect to the Company’s primary existing products and business, and non-exclusive with respect to certain other products and fields. Additionally, pursuant to the operating agreement of IPCo, any excess cash above $5.0 million at IPCo (or $7.5 million, if, as of the end of any fiscal quarter, the revenue of IPCo and its subsidiaries with respect to the last 12 months ending on the most recent date for which financial statements are available is greater than $150.0 million) will be distributed to WHP and Sellers on a quarterly basis and based on ownership split, which will include royalties collected by IPCo from LEDM and any other of IPCo’s licensees. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this filing. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of this information shall not be deemed an admission as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Cautionary Notes on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the proposed transactions by and among the Sellers, WH Borrower, LLC (“WHP Borrower”), WHP Topco, WHP and IPCo (the “Transactions”). These forward-looking statements generally are identified by the words “anticipate,” “estimate,” “expect,” “intend,” “project,” “plan,” “predict,” “believe,” “seek,” “continue,” “outlook,” “may,” “might,” “will,” “should,” “can have,” “likely,” “targeting” or the negative version of these words or comparable words. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the Transactions, the ability of the parties to complete the Transactions, the expected benefits of the Transactions, including future financial and operating results and strategic benefits, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on beliefs and assumptions made by the Company’s management using currently available information. These statements are only predictions and are not guarantees of future performance, actions or events. These forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if the Company management’s underlying beliefs and assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  Important factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others:

•	uncertainties as to the timing of the tender offer and the other Transactions;
•	uncertainties as to how many of the Company’s stockholders will tender their stock in the offer;
•	the possibility that one or more closing conditions for the Transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations), may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of the Company may not be obtained;
•	the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any;
•	the risk that the Transactions may not be completed on the terms or in the time frame expected by the Company or at all;
•	unexpected costs, charges or expenses resulting from the Transactions;
•	uncertainty of the expected financial performance of IPCo following completion of the Transactions;
•	the effects that a termination of the Purchase Agreement may have on the Company, including the possibility that there could be fluctuations in the trading price of the Company’s common stock as a result of the announcement, pendency or consummation of the Transactions;
•	risks related to the Company’s ability to realize the anticipated benefits of the Transactions, including the possibility that the expected benefits from the Transactions will not be realized or will not be realized within the expected time period;
•	the ability of IPCo to implement its business strategy;
•	the effects of the Transactions on relationships with employees, other business partners or governmental entities;
•	negative effects of this announcement, the pendency or the consummation of the Transactions on the market price of the Company’s common stock and/or the Company’s operating results, including current or future business;
•	risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock;
•	significant transaction costs;
•	risks relating to the occurrence of an IPO, change of control or significant asset sale of WHP Topco (an “exchange event”), which is out of the Company and its stockholders’ control, to realize value from the Company’s exchange rights, and the possibility that such exchange event may never occur, or if it does occur, the possibility that it occurs on unfavorable terms, including economic terms;
•	the possibility that one or more of the agreements governing the Transactions may contain provisions that are difficult to enforce and the possibility of legal disputes between Sellers and WHP Topco and its affiliates that could delay realization of the full benefits of the Transactions;
•	the possibility that any exchange event could be structured in a manner and on terms and conditions that are disadvantageous to the Company and its stockholders;
•	the possibility that the contribution of the Company’s intellectual property into IPCo may not achieve the anticipated results, particularly if such intellectual property is not monetized effectively;
•	the risk that WHP Global’s past performance may not be representative of future results;
•	uncertainties relating to IPCo’s ability to maintain the Company’s brand name and image with customers;

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•	uncertainties relating to IPCo’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products;
•	uncertainties regarding the Company’s and IPCo’s focus, strategic plans and other management actions;
•	the risk that stockholder litigation in connection with the Transactions or other litigation, settlements or investigations may affect the timing or occurrence of the Transactions or result in significant costs of defense, indemnification and liability;
•	the occurrence of any event that could give rise to termination of the Transactions;
•	risks related to the disruption of management time from ongoing business operations due to the pendency of the Transactions, or other effects of the pendency of the Transactions on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties;
•	global economic, political, legislative, regulatory and market conditions (including competitive pressures), evolving legal, regulatory and tax regimes, including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and around the world and the impact of war and other conflicts around the world; and
•	other factors, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for any tender offer materials that WHP or the Company will file with the SEC. A solicitation and an offer to buy shares of the Company will be made only pursuant to an offer to purchase and related materials that WHP intends to file with the SEC. At the time the tender offer is commenced, WHP will file a Tender Offer Statement on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S SECURITY HOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of Lands’ End at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting WHP, Lands’ End or the information agent for the tender offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by Lands’ End may be obtained at no charge on Lands’ End internet website at www.landsend.com or by contacting Lands’ End at Legal Department, 5 Lands’ End Lane, Dodgeville, Wisconsin 53595, Attention: Secretary. Copies of the documents filed with the SEC by WHP may be obtained at no charge by contacting WHP at 530 Fifth Avenue, 12th Floor, New York, New York 10036.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS’ END, INC.

Date: January 26, 2026	By:	/s/ Peter L. Gray
	Name:	Peter L. Gray
	Title:	President, Lands’ End Licensing, Chief Administrative Officer and General Counsel

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